Exhibit 99.1

Blackstone Reports Second Quarter Results

New York, July 21, 2016: Blackstone (NYSE:BX) today reported its second quarter 2016 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone posted strong results in the second quarter, with Economic Net Income up over last year despite the notable market disturbances in the quarter. Our funds delivered good investment performance across our businesses. Investors around the world are in critical need of high-performing strategies and for many, Blackstone Funds are the solution. Against this backdrop we’ve had $132 billion of inflows since the beginning of 2015 and despite significant realizations in that time period, our Total Assets Under Management rose to a record $356 billion as of June 30.”

Blackstone’s press release of its second quarter 2016 results can also be viewed at www.blackstone.com.

Distribution

Blackstone has declared a quarterly distribution of $0.36 per common unit to record holders of common units at the close of business on August 1, 2016. This distribution will be paid on August 8, 2016.

Quarterly Investor Call Details

Blackstone will host a conference call on July 21, 2016 at 11:00 a.m. ET to discuss second quarter 2016 results. The conference call can be accessed via the Shareholders section of Blackstone’s website at www.blackstone.com or by dialing +1 (866) 338-0147 (U.S. domestic) or +1 (617) 399-5163 (international), pass code 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), pass code 885 964 08#.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with over $350 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

The Blackstone Group L.P.

345 Park Avenue

New York, New York 10154

T 212 583 5000

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 Christine.Anderson@blackstone.com

2

Blackstone’s Second Quarter 2016 Earnings July 21, 2016

Blackstone

Second Quarter 2016 GAAP Results
GAAP
Net
Income
was
$463
million
for
the
quarter,
up
32%
year-over-year.
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
L.P.
was
$199
million.
% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
2Q'15
2Q'16
vs. 2Q'15
2Q'15 YTD
2Q'16 YTD
vs. 2Q'15 YTD
Revenues
Management and Advisory Fees, Net
574,132
$
607,823
$
6%
1,190,900
$
1,216,729
$
2%
Performance Fees
Realized Carried Interest
937,483
323,734
(65)%
2,145,077
554,643
(74)%
Realized Incentive Fees
47,682
29,441
(38)%
77,320
57,860
(25)%
Unrealized Carried Interest
(441,930)
88,292
n/m
(68,090)
135,878
n/m
Unrealized Incentive Fees
25,070
7,776
(69)%
87,106
15,355
(82)%
Total Performance Fees
568,305
449,243
(21)%
2,241,413
763,736
(66)%
Investment Income (Loss)
Realized
157,823
65,037
(59)%
345,753
53,036
(85)%
Unrealized
(100,999)
40,102
n/m
(82,726)
43,595
n/m
Total Investment Income
56,824
105,139
85%
263,027
96,631
(63)%
Interest and Dividend Revenue
21,965
22,286
1%
43,885
45,361
3%
Other
3,976
7,935
100%
(1,665)
2,323
n/m
Total Revenues
1,225,202
1,192,426
(3)%
3,737,560
2,124,780
(43)%
Expenses
Compensation and Benefits
Compensation
473,019
355,424
(25)%
1,032,578
701,427
(32)%
Performance Fee Compensation
Realized Carried Interest
238,033
87,580
(63)%
530,281
146,084
(72)%
Realized Incentive Fees
21,837
15,250
(30)%
34,064
29,374
(14)%
Unrealized Carried Interest
(50,559)
75,202
n/m
23,821
105,203
342%
Unrealized Incentive Fees
6,130
2,689
(56)%
31,091
6,137
(80)%
Total Compensation and Benefits
688,460
536,145
(22)%
1,651,835
988,225
(40)%
General, Administrative and Other
146,859
130,988
(11)%
277,832
254,033
(9)%
Interest Expense
37,414
36,878
(1)%
68,784
74,234
8%
Fund Expenses
41,699
8,592
(79)%
58,549
13,821
(76)%
Total Expenses
914,432
712,603
(22)%
2,057,000
1,330,313
(35)%
Other Income
Net Gains from Fund Investment Activities
82,015
30,703
(63)%
175,570
49,845
(72)%
Income Before Provision for Taxes
392,785
$
510,526
$
30%
1,856,130
$
844,312
$
(55)%
Provision for Taxes
43,251
47,415
10%
142,595
56,561
(60)%
Net Income
349,534
$
463,111
$
32%
1,713,535
$
787,751
$
(54)%
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
13,780
(2,049)
n/m
21,307
(8,450)
n/m
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
66,716
64,729
(3)%
148,512
104,815
(29)%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
134,870
201,805
50%
780,100
333,007
(57)%
Net Income Attributable to The Blackstone Group L.P. ("BX")
134,168
$
198,626
$
48%
763,616
$
358,379
$
(53)%
Net Income per Common Unit, Basic
0.21
$
0.31
$
48%
1.21
$
0.55
$
(55)%
Net Income per Common Unit, Diluted
0.21
$
0.30
$
43%
1.21
$
0.54
$
(55)%
n/m = not meaningful.

Blackstone

Second Quarter 2016 Segment Highlights
Economic
Net
Income
(“ENI”)
was
$520
million
($0.44/unit)
in
the
quarter,
up
2%
year-over-year,
on
$1.2
billion
of
Total
Segment
Revenues.
•
ENI
was
$890
million
($0.75/unit)
year-to-date
on
$2.1
billion
of
Total
Segment
Revenues.
Distributable
Earnings
(“DE”)
was
$503
million
($0.42/unit)
in
the
quarter,
on
$353
million
of
Realized
Performance
Fees.
•
DE
was
$891
million
($0.75/unit)
year-to-date
on
$612
million
of
Realized
Performance
Fees.
Fee
Related
Earnings
(“FRE”)
was
$226
million
in
the
second
quarter,
up
27%
from
$178
million
in
the
prior
year
despite
the
spin-off
of
Blackstone’s
Advisory
businesses
completed
in
October
2015.
•
FRE
was
$446
million
year-to-date,
on
$1.2
billion
of
Fee
Revenues.
Total
Assets
Under
Management
(“AUM”)
reached
a
record
$356.3
billion
through
a
combination
of
strong
fundraising
and
organic
expansion.
•
Gross
inflows
were
$21.2
billion
in
the
quarter,
bringing
the
last
twelve
months
(“LTM”)
inflows
to
$70.0
billion.
•
Total
AUM
increased
7%
year-over-year
and
Fee-Earning
AUM
was
up
11%
to
$266.0
billion.
Capital
deployed
of
$4.0
billion
in
the
quarter
and
$10.7
billion
year-to-date
was
achieved
by
leveraging
Blackstone’s
diverse
platform
to
find
opportunities
globally.
Blackstone
declared
a
second
quarter
distribution
of
$0.36
per
common
unit
payable
on
August
8,
2016.

Blackstone

Second Quarter 2016 Segment Earnings
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
2Q'15
2Q'16
vs. 2Q'15
2Q'15 YTD
2Q'16 YTD
vs. 2Q'15 YTD
Fee Revenues
590,757
$
620,766
$
5%
1,205,648
$
1,227,719
$
2%
Performance Fees
569,664

449,372

(21)%
2,243,400

763,437

(66)%
Investment Income
10,774

59,771

455%
200,415

33,121

(83)%
Interest Income and Dividend Revenue
31,026

35,233

14%
61,477

70,314

14%
Total Revenues
1,202,221

1,165,142

(3)%
3,710,940

2,094,591

(44)%
Total Expenses
673,194

624,132

(7)%
1,550,130

1,166,136

(25)%
Taxes
20,587

21,234

3%
30,306

38,028

25%
Economic Net Income (“ENI”)
508,440
$
519,776
$
2%
2,130,504
$
890,427
$
(58)%
ENI per Unit
0.43
$
0.44
$
2%
1.80
$
0.75
$
(58)%
Fee Related Earnings (“FRE”)
178,441
$
226,136
$
27%
359,065
$
445,592
$
24%
Distributable Earnings (“DE”)
1,033,920
$
503,459
$
(51)%
2,274,127
$
891,426
$
(61)%
DE per Common Unit
0.88
$
0.42
$
(52)%
1.93
$
0.75
$
(61)%
Total AUM
332,723,546
$
356,281,669
$
7%
332,723,546
$
356,281,669
$
7%
Fee-Earning AUM
239,342,214
$
266,006,713
$
11%
239,342,214
$
266,006,713
$
11%

Blackstone

Private Equity
2.5%
2Q’16 increase in Corporate
Private Equity carrying value
$7.1
billion
2Q’16 capital raised
$99.7
billion
Total AUM up 8% YoY
Corporate
Private
Equity
carrying
value
increased
2.5%
in
the
quarter
due
to
appreciation
in
both
the
private
and
public
investment
portfolios.
Realizations
of
$3.8
billion
in
the
quarter
and
$5.9
billion
year-to-date
were
driven
mainly
by
sales
in
Corporate
Private
Equity’s
public
portfolio
and
Strategic
Partners.
Deployed
$1.6
billion
during
the
quarter
and
$3.6
billion
year-to-date
across
the
segment.
Raised
$7.1
billion
in
the
quarter
across
the
segment,
including
closings
for
the
seventh
secondary
fund
and
the
first
core
private
equity
fund,
bringing
total
capital
raised
to
$19.5
billion
over
the
LTM.
Total
AUM
increased
8%
year-over-year
to
a
record
$99.7
billion,
driven
by
fundraising
across
all
strategies
within
the
segment.
Fee-Earning
AUM
increased
40%
year-over-year
due
to
the
commencement
of
investment
periods
of
various
flagship
funds
across
the
segment,
contributing
to
Fee
Revenues
increasing
31%
year-over-year.
% Change
% Change
(Dollars in Thousands)
2Q'15
2Q'16
vs. 2Q'15
2Q'15 YTD
2Q'16 YTD
vs. 2Q'15 YTD
Fee Revenues
108,406
$
141,766
$
31%
232,803
$
272,899
$
17%
Performance Fees
241,002

142,103

(41)%
1,190,802

246,260

(79)%
Investment Income
27,957

20,160

(28)%
104,260

20,243

(81)%
Interest Income and Dividend Revenue
7,669

9,516

24%
15,287

19,365

27%
Total Revenues
385,034

313,545

(19)%
1,543,152

558,767

(64)%
Compensation
68,106

83,140

22%
139,178

163,414

17%
Performance Fee Compensation
80,928

50,396

(38)%
298,530

75,119

(75)%
Other Operating Expenses
62,571

48,371

(23)%
101,446

96,434

(5)%
Total Expenses
211,605

181,907

(14)%
539,154

334,967

(38)%
Economic Income
173,429
$
131,638
$
(24)%
1,003,998
$
223,800
$
(78)%
Total AUM
92,026,337
$
99,685,655
$
8%
92,026,337
$
99,685,655
$
8%
Fee-Earning AUM
49,537,189
$
69,467,174
$
40%
49,537,189
$
69,467,174
$
40%

Blackstone

Real Estate
2.2%
2Q’16 increase in opportunistic
funds’ carrying value
$223
million
2Q’16 Fee Revenues up 41% YoY
$103.2
billion
Total AUM up 13% YoY
Opportunistic
funds’
carrying
value
up
2.2%
during
the
quarter
due
to
gains
in
private
investment
values,
partially
offset
by
reductions
in
value
for
London
office
holdings;
core+
funds’
carrying
value
up
2.1%
during
the
quarter.
Sustained
strong
level
of
realizations
with
$3.4
billion
in
the
quarter
driven
by
private
asset
sales
in
the
Equity
Office
Property
and
Trizec
office
portfolios,
two
secondary
equity
offerings
of
the
Brixmor
public
stake
and
sale
of
a
66%
interest
in
Tysan
Holdings,
a
Hong
Kong
publicly
listed
real
estate
company.
Invested
$1.6
billion
in
the
quarter,
including
the
U.S.
retail
portfolio
of
RioCan,
a
Canadian
public
REIT.
Raised
$4.1
billion
in
the
quarter
across
the
platform,
including
$1.4
billion
for
the
fifth
European
opportunistic
fund,
$1.2
billion
for
the
third
mezzanine
debt
fund
and
$1.0
billion
for
U.S.
core+
funds.
Total
AUM
up
13%
year-over-year
to
$103.2
billion
and
Fee-Earning
AUM
up
6%
year-over-year
to
$66.7
billion
driven
by
growth
in
core+
funds.
•
Total
AUM
of
$12.9
billion
in
core+
funds,
an
increase
of
more
than
100%
year-over-year.
% Change
% Change
(Dollars in Thousands)
2Q'15
2Q'16
vs. 2Q'15
2Q'15 YTD
2Q'16 YTD
vs. 2Q'15 YTD
Fee Revenues
157,902
$
223,128
$
41%
316,623
$
453,325
$
43%
Performance Fees
180,530
193,548
7%
817,552
396,487
(52)%
Investment Income (Loss)
(22,259)
11,027
n/m
86,595
21,865
(75)%
Interest Income and Dividend Revenue
10,259
13,084
28%
20,256
26,272
30%
Total Revenues
326,432
440,787
35%
1,241,026
897,949
(28)%
Compensation
79,484
102,888
29%
164,318
203,466
24%
Performance Fee Compensation
66,510
76,540
15%
217,853
153,610
(29)%
Other Operating Expenses
43,346
52,201
20%
83,489
100,298
20%
Total Expenses
189,340
231,629
22%
465,660
457,374
(2)%
Economic Income
137,092
$
209,158
$
53%
775,366
$
440,575
$
(43)%
Total AUM
91,578,634
$
103,197,060
$
13%
91,578,634
$
103,197,060
$
13%
Fee-Earning AUM
62,683,857
$
66,744,550
$
6%
62,683,857
$
66,744,550
$
6%

Blackstone

Hedge Fund Solutions
1.4%
2Q’16 Composite Gross Return
The
composite
gross
return
was
1.4%
in
the
quarter,
despite
challenging
market
conditions
and
volatility.
Gross
inflows
of
$2.0
billion
during
the
quarter,
$5.2
billion
year-to-date
and
$10.7
billion
LTM
were
driven
by
customized
and
commingled
strategies
and
individual
investor
solutions.
•
July
1
subscriptions
of
$1.0
billion
are
not
yet
included
in
AUM.
Total
AUM
reached
$68.6
billion
during
the
quarter,
driven
by
continued
platform
diversification
and
growth
in
customized
strategies
and
individual
investor
solutions.
•
Total
AUM
for
BAAM’s
individual
investor
solutions
platform
was
$6.7
billion,
up
47%
from
$4.6
billion
year-over-year.
$2.0
billion
2Q’16  Gross Inflows
$68.6
billion
Total AUM up 1% YoY
% Change
% Change
(Dollars in Thousands)
2Q'15
2Q'16
vs. 2Q'15
2Q'15 YTD
2Q'16 YTD
vs. 2Q'15 YTD
Fee Revenues
130,067
$
131,243
$
1%
258,842
$
260,556
$
1%
Performance Fees
40,784

1,586

(96)%
98,727

1,367

(99)%
Investment Income (Loss)
275

8,842

n/m
(5,617)

(8,194)

46%
Interest Income and Dividend Revenue
3,970

5,205

31%
7,919

10,501

33%
Total Revenues
175,096

146,876

(16)%
359,871

264,230

(27)%
Compensation
45,841

44,436

(3)%
101,945

98,605

(3)%
Performance Fee Compensation
16,552

2,043

(88)%
35,673

2,711

(92)%
Other Operating Expenses
20,499

27,218

33%
41,705

53,364

28%
Total Expenses
82,892

73,697

(11)%
179,323

154,680

(14)%
Economic Income
92,204
$
73,179
$
(21)%
180,548
$
109,550
$
(39)%
Total AUM
67,829,866
$
68,649,878
$
1%
67,829,866
$
68,649,878
$
1%
Fee-Earning AUM
65,512,170
$
64,973,999
$
(1)%
65,512,170
$
64,973,999
$
(1)%
The composite gross return is based on the BAAM Principal Solutions (“BPS”) Composite, which does not include BAAM’s individual investor solutions (liquid alternatives), long-biased commodities, ventures (seeding and minority interests), strategic opportunities (co-investments), Senfina (direct trading) and advisory (non-discretionary)
platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation are also excluded. On a net of fees basis, the BPS
Composite was 1.2% for 2Q’16.

Blackstone

Credit
$7.3
billion
2Q’16 Gross Inflows
$84.7
billion
Total AUM up 4% YoY
2Q’16 Composite Gross Returns
Performing Credit
9.7%
Distressed
7.3%
Strong
performance
across
strategies,
resulting
in
gross
returns
of
9.7%
in
Performing
Credit
and
7.3%
in
Distressed
Strategies.
•
Performance
was
driven
by
a
significant
rebound
in
energy
investments,
as
well
as
broad-based
appreciation
across
funds.
Total
AUM
reached
a
record
$84.7
billion
in
the
quarter
driven
by
several
capital
raises:
$3.3
billion
for
the
initial
closings
of
a
new
mezzanine
fund,
$1.2
billion
for
two
new
CLOs
and
$960
million
for
a
new
opportunistic
fund
focused
on
market
dislocations.
Deployed
or
committed
$1.7
billion
of
capital
during
the
quarter,
predominantly
in
European
deals
and
investments
in
the
energy
sector.
Continued
realization
activity
across
drawdown
funds
of
$771
million
in
the
quarter.
% Change
% Change
(Dollars in Thousands)
2Q'15
2Q'16
vs. 2Q'15
2Q'15 YTD
2Q'16 YTD
vs. 2Q'15 YTD
Fee Revenues
122,339
$
124,629
$
2%
244,468
$
240,939
$
(1)%
Performance Fees
107,348

112,135

4%
136,319

119,323

(12)%
Investment Income (Loss)
5,483

19,742

260%
14,607

(793)

n/m
Interest Income and Dividend Revenue
5,938

7,428

25%
11,589

14,176

22%
Total Revenues
241,108

263,934

9%
406,983

373,645

(8)%
Compensation
47,124

55,691

18%
97,001

108,073

11%
Performance Fee Compensation
51,451

51,744

1%
67,201

55,358

(18)%
Other Operating Expenses
23,539

29,464

25%
45,375

55,684

23%
Total Expenses
122,114

136,899

12%
209,577

219,115

5%
Economic Income
118,994
$
127,035
$
7%
197,406
$
154,530
$
(22)%
Total AUM
81,288,709
$
84,749,076
$
4%
81,288,709
$
84,749,076
$
4%
Fee-Earning AUM
61,608,998
$
64,820,990
$
5%
61,608,998
$
64,820,990
$
5%
Performing Credit Strategies include mezzanine lending funds, Business Development Companies (“BDCs”) and other performing credit strategy funds. Distressed Strategies include hedge fund strategies, rescue lending funds and distressed energy strategies. The composite gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Composite gross returns exclude the Blackstone Funds that were contributed to GSO as part of Blackstone’s acquisition of GSO in March 2008. Performing Credit Strategies’
net returns were 8.3% for 2Q'16 and Distressed Strategies’ net returns were 6.2% for 2Q'16. The breakdown of Total AUM for 2Q’16 is as follows: Distressed Strategies $22.1 billion (34% Incentive Fee, 66%
Carried Interest), Performing Credit Strategies $31.2 billion (56% Incentive Fee, 44% Carried Interest), and Long Only $31.4 billion.

Blackstone

$69.5
$81.3
$84.7
$60.7
$67.8
$68.6
$80.4
$91.6
$103.2
$68.3
$92.0
$99.7
2Q'14
2Q'15
2Q'16
Fee-Earning AUM by Segment
(Dollars in Billions)
Total AUM by Segment
(Dollars in Billions)
$278.9
Private Equity
Real Estate
Hedge Fund Solutions
Credit
Assets Under Management
$56.1
$61.6
$64.8
$58.1
$65.5
$65.0
$52.8
$62.7
$66.7
$42.9
$49.5
$69.5
2Q'14
2Q'15
2Q'16
$332.7
$356.3
$209.9
$239.3
$266.0
Total AUM increased 7% year-over-year to $356.3 billion driven by $70.0 billion from gross inflows.
•
Each segment experienced growth despite $48.0 billion of capital returned to investors during the LTM.
Fee-Earning AUM of $266.0 billion was up 11% year-over-year as $63.7 billion of gross inflows significantly outpaced $34.3 billion of realizations and outflows.

Blackstone

$14.5
$17.7
$25.9
$139.7
$155.1
$129.0
$9.0
$16.2
$44.7
$42.2
$78.7
$95.5
2Q'14
2Q'15
2Q'16
Additional Capital Detail
Undrawn
capital
(“Total
Dry
Powder”)
was
$98.5
billion,
up
20%
year-over-year,
driven
by
recent
fundraises
for
the
latest
global
private
equity
and
real
estate
funds.
Performance
Fee
Eligible
AUM
reached
$269.2
billion
at
quarter
end,
up
8%
year-over-year,
despite
significant
realizations
in
the
Real
Estate
and
Private
Equity
segments.
Uninvested
Not Currently
Earning
Performance
Fees
Currently
Earning
Performance
Fees
Private Equity
Real Estate
Hedge Fund Solutions
Credit
$98 billion 2Q’16
Total Dry Powder
$269 billion Performance
Fee Eligible AUM
$60 billion Not Currently
Earning Management Fees
$250.0
$269.2
$191.0
Credit
Hedge Fund
Solutions
Real Estate
Private Equity
$59.8
$43.4
$33.7
$4.1
$17.3

Blackstone

2Q'14
2Q'15
2Q'16
At
June
30,
2016,
Blackstone
had
$3.5
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$9. 1
billion
of
total
net
value,
or
$7. 62
per
unit.
Blackstone
has
no
net
debt,
a
$1.1
billion
undrawn
credit
revolver
and
maintained
A+/A+
ratings.
Deconsolidated Balance Sheet Highlights
A+/A+
rated by S&P and Fitch
$1.1 billion
undrawn credit revolver with
May 2019 maturity
$3.5 billion
total cash and
corporate treasury
$7.62
$9.43
$8.60
Total Net Value
(Per Unit)
(Dollars in Millions)
2Q’16
Cash and Cash Equivalents
$
1,495
Corporate Treasury
Investments
2,021
GP/Fund Investments
2,214
Net Accrued Performance
Fees
3,321
Total Net Value
$
9,051
Outstanding
Bonds (at par)
$
2,819
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone Funds. Investments include Blackstone investments in Private Equity, Real Estate, Hedge Fund
Solutions, and Credit, which were $782 million, $1.0 billion, $123 million, and $267 million, respectively, as of June 30, 2016, $1.0 billion, $1.1 billion, $133 million, and $232 million, respectively, as of June 30, 2015 and $1.1 billion, $1.6 billion, $120 million, and $263 million, respectively, as of June 30, 2014. Total Net Value per unit amounts are calculated using period end DE Units Outstanding (see page 31, Unit Rollforward).

Blackstone

$632
$1,454
$718
$298
$1,138
$475
2Q'14 LTM
2Q'15 LTM
2Q'16 LTM
$2,664
$2,424
$2,130
$1,275
$1,764
$1,064
2Q'14
2Q'15
2Q'16
Performance Fees
Net Realized Performance Fees
(Dollars in Millions)
$2,828
$1,300
$1,211
Net Accrued Performance Fees
(Dollars in Millions)
$4,472
$3,321
$4,241
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$3.3
billion
Net Accrued Performance Fees
53%
Net Accrued
Performance Fees
Related to Publics/Pending Exits
$1.3 billion
2Q’16 LTM Net Realized
Performance Fees
Net Accrued Performance Fees per unit is calculated using period end DE Units Outstanding (see page 31, Unit Rollforward).
Net
Accrued
Performance
Fees
were
$3.3
billion
($2.80/unit)
despite
Net
Realized
Performance
Fees
of
$1.3
billion
over
the
last
twelve
months.

Appendix

Blackstone

Total Segments
(Dollars in Thousands)
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
2Q'15 YTD
2Q'16 YTD
Revenues
Management and Advisory Fees, Net
Base Management Fees
516,492
$
564,287
$
599,407
$
586,703
$
593,996
$
1,032,889
$
1,180,699
$
Advisory Fees
76,998
146,153
742
481
1,277
161,236
1,758
Transaction and Other Fees, Net
11,728
32,403
72,481
46,118
32,343
48,801
78,461
Management Fee Offsets
(18,434)
(34,176)
(22,939)
(20,101)
(15,396)
(36,379)
(35,497)
Total Management and Advisory Fees, Net
586,784
708,667
649,691
613,201
612,220
1,206,547
1,225,421
Performance Fees
Realized Carried Interest
937,483
435,189
625,610
230,909
323,734
2,145,077
554,643
Realized Incentive Fees
47,819
34,785
82,472
28,450
29,363
77,489
57,813
Unrealized Carried Interest
(441,949)
(1,055,977)
(471,222)
47,606
88,268
(68,097)
135,874
Unrealized Incentive Fees
26,311
(53,346)
(42,834)
7,100
8,007
88,931
15,107
Total Performance Fees
569,664
(639,349)
194,026
314,065
449,372
2,243,400
763,437
Investment Income (Loss)
Realized
136,497
87,526
86,993
(10,101)
53,670
244,289
43,569
Unrealized
(125,723)
(223,657)
(98,428)
(16,549)
6,101
(43,874)
(10,448)
Total Investment Income (Loss)
10,774
(136,131)
(11,435)
(26,650)
59,771
200,415
33,121
Interest Income and Dividend Revenue
31,026
35,459
34,665
35,081
35,233
61,477
70,314
Other
3,973
(841)
10,240
(6,248)
8,546
(899)
2,298
Total Revenues
1,202,221
(32,195)
877,187
929,449
1,165,142
3,710,940
2,094,591
Expenses
Compensation
289,352
329,575
240,454
287,403
286,155
619,190
573,558
Performance Fee Compensation
Realized Carried Interest
238,032
97,799
165,721
58,503
87,581
530,280
146,084
Realized Incentive Fees
21,837
15,061
36,821
14,123
15,251
34,064
29,374
Unrealized Carried Interest
(50,559)
(228,697)
(107,820)
30,001
75,202
23,821
105,203
Unrealized Incentive Fees
6,131
(14,642)
(18,940)
3,448
2,689
31,092
6,137
Total Compensation and Benefits
504,793
199,096
316,236
393,478
466,878
1,238,447
860,356
Other Operating Expenses
168,401
157,565
155,109
148,526
157,254
311,683
305,780
Total Expenses
673,194
356,661
471,345
542,004
624,132
1,550,130
1,166,136
Economic Income (Loss)
529,027
$
(388,856)
$
405,842
$
387,445
$
541,010
$
2,160,810
$
928,455
$
Economic Net Income (Loss)
508,440
$
(415,926)
$
435,691
$
370,651
$
519,776
$
2,130,504
$
890,427
$
Fee Related Earnings
178,441
$
265,667
$
310,879
$
219,456
$
226,136
$
359,065
$
445,592
$
Distributable Earnings
1,033,920
$
691,534
$
878,027
$
387,967
$
503,459
$
2,274,127
$
891,426
$
Total Assets Under Management
332,723,546
$
333,925,521
$
336,384,575
$
343,705,462
$
356,281,669
$
332,723,546
$
356,281,669
$
Fee-Earning Assets Under Management
239,342,214
$
240,939,356
$
246,146,372
$
244,452,764
$
266,006,713
$
239,342,214
$
266,006,713
$
Weighted Average Fee-Earning AUM
237,576,488
$
239,786,680
$
242,942,380
$
244,891,488
$
259,476,010
$
230,738,845
$
262,556,041
$
LP Capital Invested
4,814,362
$
6,145,446
$
14,779,702
$
6,515,571
$
3,795,171
$
9,579,898
$
10,310,742
$
Total Capital Invested
5,048,058
$
6,507,371
$
15,747,511
$
6,693,375
$
4,049,774
$
10,100,428
$
10,743,149
$

Blackstone

Private Equity
(Dollars in Thousands)
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
2Q'15 YTD
2Q'16 YTD
Revenues
Management Fees, Net
Base Management Fees
121,918
$
128,452
$
143,887
$
130,648
$
131,477
$
230,301
$
262,125
$
Advisory Fees
4,843

2,547

742

481

1,277

7,272

1,758

Transaction and Other Fees, Net
(11,842)

9,359

18,382

8,439

9,812

8,517

18,251

Management Fee Offsets
(9,028)

(12,262)

(10,521)

(6,848)

(4,195)

(13,977)

(11,043)

Total Management Fees, Net
105,891

128,096

152,490

132,720

138,371

232,113

271,091

Performance Fees
Realized Carried Interest
546,575

214,532

330,902

30,282

57,056

929,553

87,338

Unrealized Carried Interest
(305,573)

(809,363)

(169,841)

73,875

85,047

261,249

158,922

Total Performance Fees
241,002

(594,831)

161,061

104,157

142,103

1,190,802

246,260

Investment Income (Loss)
Realized
50,258

46,917

47,658

(15,357)

22,926

95,074

7,569

Unrealized
(22,301)

(110,689)

(14,835)

15,440

(2,766)

9,186

12,674

Total Investment Income (Loss)
27,957

(63,772)

32,823

83

20,160

104,260

20,243

Interest Income and Dividend Revenue
7,669

8,119

9,812

9,849

9,516

15,287

19,365

Other
2,515

471

4,693

(1,587)

3,395

690

1,808

Total Revenues
385,034

(521,917)

360,879

245,222

313,545

1,543,152

558,767

Expenses
Compensation
68,106

70,419

70,651

80,274

83,140

139,178

163,414

Performance Fee Compensation
Realized Carried Interest
106,502

16,303

94,635

15,427

30,946

145,984

46,373

Unrealized Carried Interest
(25,574)

(141,448)

(21,270)

9,296

19,450

152,546

28,746

Total Compensation and Benefits
149,034

(54,726)

144,016

104,997

133,536

437,708

238,533

Other Operating Expenses
62,571

43,812

53,900

48,063

48,371

101,446

96,434

Total Expenses
211,605

(10,914)

197,916

153,060

181,907

539,154

334,967

Economic Income (Loss)
173,429
$
(511,003)
$
162,963
$
92,162
$
131,638
$
1,003,998
$
223,800
$
Total Assets Under Management
92,026,337
$
91,490,669
$
94,280,074
$
95,466,227
$
99,685,655
$
92,026,337
$
99,685,655
$
Fee-Earning Assets Under Management
49,537,189
$
50,560,404
$
51,451,196
$
50,228,312
$
69,467,174
$
49,537,189
$
69,467,174
$
Weighted Average Fee-Earning AUM
49,925,744
$
50,268,174
$
51,185,170
$
51,240,819
$
63,083,579
$
49,878,703
$
67,190,788
$
LP Capital Invested
1,800,854
$
1,535,702
$
4,508,023
$
1,865,698
$
1,538,436
$
4,175,453
$
3,404,134
$
Total Capital Invested
1,949,748
$
1,677,876
$
5,270,078
$
1,974,391
$
1,637,601
$
4,467,517
$
3,611,992
$

Blackstone

Real Estate
(Dollars in Thousands)
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
2Q'15 YTD
2Q'16 YTD
Revenues
Management Fees, Net
Base Management Fees
140,743
$
175,710
$
199,774
$
199,907
$
201,004
$
293,091
$
400,911
$
Transaction and Other Fees, Net
21,510
21,390
52,461
35,794
21,112
36,726
56,906
Management Fee Offsets
(5,428)
(10,147)
(6,399)
(3,595)
(1,219)
(10,294)
(4,814)
Total Management Fees, Net
156,825
186,953
245,836
232,106
220,897
319,523
453,003
Performance Fees
Realized Carried Interest
363,983
169,051
290,450
200,627
266,382
1,175,232
467,009
Realized Incentive Fees
1,220
3,879
11,331
4,069
6,099
1,943
10,168
Unrealized Carried Interest
(188,608)
(128,854)
(182,061)
(11,522)
(84,875)
(369,627)
(96,397)
Unrealized Incentive Fees
3,935
2,784
8,014
9,765
5,942
10,004
15,707
Total Performance Fees
180,530
46,860
127,734
202,939
193,548
817,552
396,487
Investment Income (Loss)
Realized
85,432
39,821
38,985
12,975
19,929
156,776
32,904
Unrealized
(107,691)
(95,382)
(66,326)
(2,137)
(8,902)
(70,181)
(11,039)
Total Investment Income (Loss)
(22,259)
(55,561)
(27,341)
10,838
11,027
86,595
21,865
Interest Income and Dividend Revenue
10,259
11,057
12,677
13,188
13,084
20,256
26,272
Other
1,077
(938)
2,416
(1,909)
2,231
(2,900)
322
Total Revenues
326,432
188,371
361,322
457,162
440,787
1,241,026
897,949
Expenses
Compensation
79,484
99,255
94,808
100,578
102,888
164,318
203,466
Performance Fee Compensation
Realized Carried Interest
116,168
52,546
68,827
43,076
56,441
362,664
99,517
Realized Incentive Fees
671
1,838
5,813
2,133
3,300
1,027
5,433
Unrealized Carried Interest
(50,559)
(23,018)
(24,686)
27,703
14,257
(148,643)
41,960
Unrealized Incentive Fees
230
5,215
797
4,158
2,542
2,805
6,700
Total Compensation and Benefits
145,994
135,836
145,559
177,648
179,428
382,171
357,076
Other Operating Expenses
43,346
42,050
53,636
48,097
52,201
83,489
100,298
Total Expenses
189,340
177,886
199,195
225,745
231,629
465,660
457,374
Economic Income
137,092
$
10,485
$
162,127
$
231,417
$
209,158
$
775,366
$
440,575
$
Total Assets Under Management
91,578,634
$
93,187,556
$
93,917,824
$
101,107,528
$
103,197,060
$
91,578,634
$
103,197,060
$
Fee-Earning Assets Under Management
62,683,857
$
64,858,622
$
67,345,357
$
67,298,439
$
66,744,550
$
62,683,857
$
66,744,550
$
Weighted Average Fee-Earning AUM
60,939,868
$
63,492,663
$
65,356,567
$
66,943,268
$
67,215,301
$
56,168,300
$
67,306,366
$
LP Capital Invested
2,963,609
$
4,118,952
$
7,733,638
$
3,747,181
$
1,524,415
$
4,406,772
$
5,271,596
$
Total Capital Invested
3,035,837
$
4,326,151
$
7,835,881
$
3,820,460
$
1,557,192
$
4,441,440
$
5,377,652
$

Blackstone

Hedge Fund Solutions
(Dollars in Thousands)
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
2Q'15 YTD
2Q'16 YTD
Revenues
Management Fees, Net
Base Management Fees
130,216
$
133,592
$
129,941
$
130,158
$
130,123
$
260,853
$
260,281
$
Transaction and Other Fees, Net
-
219
73
543
(5)
25
538
Management Fee Offsets
(608)
(507)
1,566
-
-
(888)
-
Total Management Fees, Net
129,608
133,304
131,580
130,701
130,118
259,990
260,819
Performance Fees
Realized Incentive Fees
16,915
2,783
37,983
2,684
(251)
27,431
2,433
Unrealized Carried Interest
8,014
(5,394)
(599)
32
801
8,014
833
Unrealized Incentive Fees
15,855
(29,711)
(41,655)
(2,935)
1,036
63,282
(1,899)
Total Performance Fees
40,784
(32,322)
(4,271)
(219)
1,586
98,727
1,367
Investment Income (Loss)
Realized
(1,757)
(468)
(141)
(4,745)
(515)
(12,132)
(5,260)
Unrealized
2,032
(6,411)
(1,539)
(12,291)
9,357
6,515
(2,934)
Total Investment Income (Loss)
275
(6,879)
(1,680)
(17,036)
8,842
(5,617)
(8,194)
Interest Income and Dividend Revenue
3,970
4,136
5,219
5,296
5,205
7,919
10,501
Other
459
(66)
1,414
(1,388)
1,125
(1,148)
(263)
Total Revenues
175,096
98,173
132,262
117,354
146,876
359,871
264,230
Expenses
Compensation
45,841
44,408
33,131
54,169
44,436
101,945
98,605
Performance Fee Compensation
Realized Incentive Fees
8,711
(436)
15,410
1,863
1,325
12,181
3,188
Unrealized Carried Interest
4,077
(3,041)
(213)
-
238
4,077
238
Unrealized Incentive Fees
3,764
(7,011)
(15,316)
(1,195)
480
19,415
(715)
Total Compensation and Benefits
62,393
33,920
33,012
54,837
46,479
137,618
101,316
Other Operating Expenses
20,499
24,147
24,220
26,146
27,218
41,705
53,364
Total Expenses
82,892
58,067
57,232
80,983
73,697
179,323
154,680
Economic Income
92,204
$
40,106
$
75,030
$
36,371
$
73,179
$
180,548
$
109,550
$
Total Assets Under Management
67,829,866
$
68,405,948
$
69,105,425
$
68,475,416
$
68,649,878
$
67,829,866
$
68,649,878
$
Fee-Earning Assets Under Management
65,512,170
$
65,182,338
$
65,665,439
$
64,831,253
$
64,973,999
$
65,512,170
$
64,973,999
$
Weighted Average Fee-Earning AUM
65,453,883
$
65,782,066
$
65,802,335
$
65,123,126
$
65,520,626
$
64,405,449
$
65,436,771
$
LP Capital Invested
2,131
$
66,427
$
41,332
$
315,757
$
32,804
$
135,482
$
348,561
$
Total Capital Invested
2,136
$
71,132
$
39,877
$
329,793
$
32,809
$
141,359
$
362,602
$

Blackstone

Credit
(Dollars in Thousands)
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
2Q'15 YTD
2Q'16 YTD
Revenues
Management Fees, Net
Base Management Fees
123,615
$
126,533
$
125,805
$
125,990
$
131,392
$
248,644
$
257,382
$
Transaction and Other Fees, Net
2,060
1,289
1,565
1,342
1,424
3,517
2,766
Management Fee Offsets
(3,370)
(11,260)
(7,585)
(9,658)
(9,982)
(11,220)
(19,640)
Total Management Fees, Net
122,305
116,562
119,785
117,674
122,834
240,941
240,508
Performance Fees
Realized Carried Interest
26,925
51,606
4,258
-
296
40,292
296
Realized Incentive Fees
29,684
28,123
33,158
21,697
23,515
48,115
45,212
Unrealized Carried Interest
44,218
(112,366)
(118,721)
(14,779)
87,295
32,267
72,516
Unrealized Incentive Fees
6,521
(26,419)
(9,193)
270
1,029
15,645
1,299
Total Performance Fees
107,348
(59,056)
(90,498)
7,188
112,135
136,319
119,323
Investment Income (Loss)
Realized
2,723
1,735
491
(2,974)
11,330
4,960
8,356
Unrealized
2,760
(10,177)
(15,728)
(17,561)
8,412
9,647
(9,149)
Total Investment Income (Loss)
5,483
(8,442)
(15,237)
(20,535)
19,742
14,607
(793)
Interest Income and Dividend Revenue
5,938
6,053
6,957
6,748
7,428
11,589
14,176
Other
34
(73)
1,717
(1,364)
1,795
3,527
431
Total Revenues
241,108
55,044
22,724
109,711
263,934
406,983
373,645
Expenses
Compensation
47,124
51,324
41,864
52,382
55,691
97,001
108,073
Performance Fee Compensation
Realized Carried Interest
15,362
28,950
2,259
-
194
21,632
194
Realized Incentive Fees
12,455
13,659
15,598
10,127
10,626
20,856
20,753
Unrealized Carried Interest
21,497
(61,190)
(61,651)
(6,998)
41,257
15,841
34,259
Unrealized Incentive Fees
2,137
(12,846)
(4,421)
485
(333)
8,872
152
Total Compensation and Benefits
98,575
19,897
(6,351)
55,996
107,435
164,202
163,431
Other Operating Expenses
23,539
24,898
23,353
26,220
29,464
45,375
55,684
Total Expenses
122,114
44,795
17,002
82,216
136,899
209,577
219,115
Economic Income
118,994
$
10,249
$
5,722
$
27,495
$
127,035
$
197,406
$
154,530
$
Total Assets Under Management
81,288,709
$
80,841,348
$
79,081,252
$
78,656,291
$
84,749,076
$
81,288,709
$
84,749,076
$
Fee-Earning Assets Under Management
61,608,998
$
60,337,992
$
61,684,380
$
62,094,760
$
64,820,990
$
61,608,998
$
64,820,990
$
Weighted Average Fee-Earning AUM
61,256,993
$
60,243,777
$
60,598,308
$
61,584,275
$
63,656,504
$
60,286,393
$
62,622,116
$
LP Capital Invested
47,768
$
424,365
$
2,496,709
$
586,935
$
699,516
$
862,191
$
1,286,451
$
Total Capital Invested
60,337
$
432,212
$
2,601,675
$
568,731
$
822,172
$
1,050,112
$
1,390,903
$

Blackstone

Financial Advisory
Note: On October 1, 2015, Blackstone spun-off its Financial Advisory businesses, which did not include Blackstone's capital markets services business. The results of Blackstone’s capital markets services business have been reclassified from the Financial Advisory segment to the Private Equity segment. All prior periods have been recast to reflect this reclassification.
(Dollars in Thousands)
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
2Q'15 YTD
2Q'16 YTD
Revenues
Advisory Fees
72,155
$
143,606
$
-
$
-
$
-
$
153,964
$
-
$
Transaction and Other Fees, Net
-
146
-
-
-
16
-
Total Advisory and Transaction Fees
72,155
143,752
-
-
-
153,980
-
Investment Income (Loss)
Realized
(159)
(479)
-
-
-
(389)
-
Unrealized
(523)
(998)
-
-
-
959
-
Total Investment Income (Loss)
(682)
(1,477)
-
-
-
570
-
Interest Income and Dividend Revenue
3,190
6,094
-
-
-
6,426
-
Other
(112)
(235)
-
-
-
(1,068)
-
Total Revenues
74,551
148,134
-
-
-
159,908
-
Expenses
Compensation
48,797
64,169
-
-
-
116,748
-
Total Compensation and Benefits
48,797
64,169
-
-
-
116,748
-
Other Operating Expenses
18,446
22,658
-
-
-
39,668
-
Total Expenses
67,243
86,827
-
-
-
156,416
-
Economic Income
7,308
$
61,307
$
-
$
-
$
-
$
3,492
$
-
$

Blackstone

Unitholder
Distribution
Generated
$0.42
of
Distributable
Earnings
per
common
unit
during
the
quarter,
up
27%
from
the
prior
quarter,
bringing
the
year-to-date
amount
to
$0.75
per
common
unit.
Declared
a
quarterly
distribution
of
$0.36
per
common
unit
to
record
holders
as
of
August
1,
2016;
payable
on
August
8,
2016.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
vs. 2Q'15
2Q'15 YTD
2Q'16 YTD
vs. 2Q'15 YTD
Distributable Earnings (“DE”)
1,033,920
$
691,534
$
878,027
$
387,967
$
503,459
$
(51)%
2,274,127
$
891,426
$
(61)%
Add: Other Payables Attributable
   to Common Unitholders
-

-

26,918

-

10,438

n/m
7,288

10,438

43%
DE before Certain Payables
1,033,920

691,534

904,945

387,967

513,897

(50)%
2,281,415

901,864

(60)%
Percent to Common Unitholders
54%
54%
54%
54%
54%
53%
54%
DE before Certain Payables Attributable
   to Common Unitholders
554,120

370,902

487,075

210,286

279,357

(50)%
1,217,728

489,643

(60)%
Less: Other Payables Attributable
   to Common Unitholders
-

-

(26,918)

-

(10,438)

n/m
(7,288)

(10,438)

43%
DE Attributable to Common Unitholders
554,120

370,902

460,157

210,286

268,919

(51)%
1,210,440

479,205

(60)%
DE per Common Unit
0.88
$
0.58
$
0.72
$
0.33
$
0.42
$
(52)%
1.93
$
0.75
$
(61)%
Less: Retained Capital per Common Unit
(0.14)
$
(0.09)
$
(0.11)
$
(0.05)
$
(0.06)
$
(57)%
(0.30)
$
(0.11)
$
(63)%
Actual Distribution per Common Unit
0.74
$
0.49
$
0.61
$
0.28
$
0.36
$
(51)%
1.63
$
0.64
$
(61)%
Record Date
Aug 1, 2016
Payable Date
Aug 8, 2016
A detailed description of Blackstone’s distribution policy and the definition of Distributable Earnings can be found on page 32, Definitions and Distribution Policy. DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period Total Common Units Outstanding (page 31, Unit
Rollforward); actual distributions are paid to unitholders as of the applicable record date. For the periods presented, Net Cash Available for Distribution per Common Unit equals the Actual Distribution per Common Unit.
Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’ share was $38.7 million for 2Q’16 and $70.9 million for YTD’16.

Blackstone

2Q’16 Total AUM Rollforward
(Dollars in Millions)
2Q’16 LTM Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Total Assets Under Management
Inflows: Mezzanine strategies ($3.5 billion); hedge fund strategies ($1.3 billion); two CLO launches ($1.2 billion); BDCs ($728 million);
Long Only ($560 million).
Outflows: BDCs ($676 million); hedge fund strategies ($440 million); Long Only ($423 million).
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows: Strategic Partners ($4.3 billion); Core Private Equity ($2.5 billion); Tactical Opportunities ($452 million).
Realizations: BCP V ($1.5 billion); BCP co-investment ($1.3 billion); Strategic Partners ($428 million); Tactical Opportunities ($280 million).
Market Activity: BCP VI ($428 million); BCP co-investment ($291 million); BCP V ($180 million).
Inflows: Fifth European opportunistic fund ($1.4 billion); third mezzanine debt fund ($1.2 billion); U.S. core+ funds ($1.0 billion).
Realizations: BREP VI ($756 million); BREP V ($718 million); BREP VII ($457 million); BREP co-investment ($364 million).
Market Activity:
Carrying value increases of 2.2% and 2.1% within the opportunistic and core+ funds, respectively.
Inflows: Individual investor and specialized solutions ($1.1 billion); commingled products ($664 million); customized solutions ($266 million).
Outflows:
Individual investor and specialized solutions ($1.5 billion); commingled products ($994 million); customized solutions
($508 million).
Market Activity:
BAAM’s Principal Solutions Composite up 1.4% gross (1.2% net) during the quarter.
Private
Real
Hedge Fund
Equity
Estate
Solutions
1Q'16
95,466
$
101,108
$
68,475
$
78,656
$
343,705
$
Inflows
7,358
4,443
2,025
7,334
21,161
Outflows
(587)
(147)
(2,997)
(1,503)
(5,233)
Realizations
(3,814)
(3,486)
(32)
(1,766)
(9,097)
Net Inflows (Outflows)
2,957
811
(1,004)
4,066
6,830
Market Activity
1,262
1,279
1,178
2,027
5,746
2Q'16
99,686
$
103,197
$
68,650
$
84,749
$
356,282
$
QoQ Increase
4%
2%
0%
8%
4%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'15
92,026
$
91,579
$
67,830
$
81,289
$
332,724
$
Inflows
19,380
22,386
10,684
17,559
70,009
Outflows
(1,112)
(494)
(7,122)
(5,131)
(13,859)
Realizations
(12,077)
(13,981)
(611)
(7,424)
(34,093)
Net Inflows
6,191
7,911
2,951
5,005
22,058
Market Activity
1,468
3,707
(2,131)
(1,544)
1,501
2Q'16
99,686
$
103,197
$
68,650
$
84,749
$
356,282
$
YoY Increase
8%
13%
1%
4%
7%
Credit
Total

Blackstone

Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
2Q’16 Fee-Earning AUM Rollforward
(Dollars in Millions)
2Q’16 LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Fee-Earning Assets Under Management
Inflows: Two new CLO launches ($1.3 billion); hedge fund strategies ($817 million); BDCs ($728 million); Long Only ($572 million);
mezzanine strategies ($405 million).
Realizations: Capital returned to investors for CLOs outside investment periods ($681 million); mezzanine strategies ($332 million);
dividends from BDCs ($232 million); rescue lending funds ($209 million).
Inflows: Commencement of investment periods for BCP VII ($17.5 billion) and SP VII ($5.3 billion).
Outflows: Investment periods ended for BCP VI ($1.8 billion) and SP VI ($453 million).
Realizations: BCP V ($1.6 billion); Strategic Partners ($290 million).
Inflows: BREDS ($614 million); BPP ($168 million).
Realizations: BREP Global opportunistic ($659 million); BREDS ($480 million); BREP co-investment ($211 million).
Inflows: Individual investor and specialized solutions ($1.1 billion); commingled products ($664 million); customized solutions ($266 million).
Outflows:
Individual investor and specialized solutions ($1.5 billion); commingled products ($994 million); customized solutions
($508 million).
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Private
Real
Hedge Fund
Equity
Estate
Solutions
1Q'16
50,228
$
67,298
$
64,831
$
62,095
$
244,453
$
Inflows
23,687
884
2,030
3,993
30,594
Outflows
(2,297)
(107)
(2,972)
(1,056)
(6,432)
Realizations
(2,120)
(1,386)
(31)
(1,582)
(5,119)
Net Inflows (Outflows)
19,270
(608)
(973)
1,354
19,043
Market Activity
(31)
54
1,116
1,372
2,511
2Q'16
69,467
$
66,745
$
64,974
$
64,821
$
266,007
$
QoQ
Increase (Decrease)
38%
(1)%
0%
4%
9%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'15
49,537
$
62,684
$
65,512
$
61,609
$
239,342
$
Inflows
28,816
10,765
9,077
15,017
63,675
Outflows
(2,972)
(181)
(6,998)
(4,276)
(14,427)
Realizations
(5,751)
(7,165)
(580)
(6,395)
(19,892)
Net Inflows
20,094
3,418
1,499
4,345
29,357
Market Activity
(164)
642
(2,038)
(1,133)
(2,692)
2Q'16
69,467
$
66,745
$
64,974
$
64,821
$
266,007
$
YoY Increase (Decrease)
40%
6%
(1)%
5%
11%
Credit
Total

Blackstone

Net Accrued Performance Fees
$3.3
billion
Net Accrued Performance Fees at 2Q’16
$2.80
per unit
Net Accrued Performance Fees at 2Q’16
Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q.
Net Realized Performance Fees are included in DE. Net Realized Performance Fees represents Performance Fees realized, but not yet distributed as of the reporting date and included in the Net Accrued Performance Fee balance. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units Outstanding (see page 31, Unit Rollforward).
Net Accrued Performance Fees
(Dollars in Millions, Except per Unit Data)
1Q'16
2Q'16
2Q'16 Per Unit
QoQ Change
Private Equity
BCP IV Carried Interest
155
$
143
$
0.12
$
(12)
$
BCP V Carried Interest
358
373
0.31
15
BCP VI Carried Interest
340
385
0.32
45
BEP Carried Interest
46
61
0.05
15
Tactical Opportunities Carried Interest
56
59
0.05
3
BTAS Carried Interest
5
7
0.01
2
Strategic Partners Carried Interest
38
35
0.03
(3)
Other Carried Interest
2
1
-
(1)
Total Private Equity
1,000
$
1,064
$
0.90
$
64
$
Real Estate
BREP IV Carried Interest
11
9
0.01
(2)
BREP V Carried Interest
417
390
0.33
(27)
BREP VI Carried Interest
636
612
0.52
(24)
BREP VII Carried Interest
570
584
0.49
14
BREP VIII Carried Interest
34
84
0.07
50
BREP Europe III Carried Interest
181
156
0.13
(25)
BREP Europe IV Carried Interest
126
124
0.10
(2)
BREP Asia Carried Interest
68
82
0.07
14
BPP Carried Interest
41
44
0.04
3
BPP Incentive Fees
18
21
0.02
3
BREDS Carried Interest
16
14
0.01
(2)
BREDS Incentive Fees
2
3
-
1
Asia Platform Incentive Fees
7
7
0.01
-
Total Real Estate
2,127
$
2,130
$
1.79
$
3
$
Hedge Fund Solutions
Incentive Fees
5
6
0.01
1
Total Hedge Fund Solutions
5
$
6
$
0.01
$
1
$
Credit
Carried Interest
66
102
0.09
36
Incentive Fees
14
19
0.02
5
Total Credit
80
$
121
$
0.10
$
41
$
Total Blackstone
Carried Interest
3,166
3,265
2.75
99
Incentive Fees
46
56
0.05
10
Net Accrued Performance Fees
3,212
$
3,321
$
2.80
$
109
$
Memo: Net Realized Performance Fees
28
$
121
$
0.10
$
93
$

Blackstone

Investment Records as of June 30, 2016
(a)
Continued...
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
-
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
-
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
29,441
2.3x
-
2,949,591
1.4x
2,979,032
1.4x
6%
7%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
219,136
2,037,337
1.3x
26%
19,083,221
3.2x
21,120,558
2.8x
43%
36%
BCP V (Dec 2005 / Jan 2011)
21,022,207
1,258,436
8,364,663
1.7x
79%
29,442,294
1.9x
37,806,957
1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,182,644
2,428,440
15,511,224
1.3x
24%
2,130,587
1.9x
17,641,811
1.4x
51%
10%
BEP (Aug 2011 / Feb 2015)
2,439,157
141,245
2,839,768
1.3x
27%
539,585
2.0x
3,379,353
1.4x
57%
14%
BEP II (Feb 2015 / Feb 2021)
4,951,351
4,724,507
149,061
1.0x
-
-
n/a
149,061
1.0x
n/a
n/m
BCP VII (May 2016 / May 2022)
18,898,630
18,898,630
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Corporate Private Equity
77,592,104
$
27,694,969
$
28,931,494
$
1.4x
40%
68,328,523
$
2.2x
97,260,017
$
1.9x
18%
15%
Tactical Opportunities
12,657,994
6,175,613
7,227,525
1.1x
6%
1,517,170
1.5x
8,744,695
1.2x
32%
10%
Tactical Opportunities Co-Investment & Other
1,993,004
653,673
1,421,235
1.1x
-
160,812
1.5x
1,582,047
1.1x
n/a
13%
Strategic Partners I-V and Co-Investment (e)
12,143,266
2,185,576
3,762,419
n/m
-
13,357,859
n/m
17,120,278
1.5x
n/a
14%
Strategic Partners VI LBO, RE and SMA (e)
7,053,071
2,058,306
3,832,118
n/m
-
601,171
n/m
4,433,289
1.4x
n/a
38%
Strategic Partners VII  (e)
5,399,381
5,285,561
107,988
n/m
-
-
n/a
107,988
n/m
n/a
n/a
BCEP (f)
3,167,500
3,167,500
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Other Funds and Co-Investment (g)
1,509,893
480,230
196,297
0.8x
89%
426,683
1.0x
622,980
0.9x
n/a
n/m
Real Estate
Dollar
Pre-BREP
140,714
$
-
$
-
$
n/a
-
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
-
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
-
2,531,613
2.1x
2,531,613
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
-
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
519,626
0.6x
16%
4,030,933
2.2x
4,550,559
1.7x
36%
13%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
3,263,836
2.2x
32%
9,608,522
2.3x
12,872,358
2.2x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
554,490
6,973,627
2.1x
69%
18,657,251
2.4x
25,630,878
2.3x
15%
13%
BREP VII (Aug 2011 /Apr 2015)
13,492,593
2,419,900
15,764,383
1.6x
1%
8,919,047
1.9x
24,683,430
1.7x
31%
20%
BREP VIII (Apr 2015 / Oct 2020)
16,147,977
10,037,533
7,100,494
1.2x
-
16,270
1.1x
7,116,764
1.2x
12%
19%
Total Global BREP
51,681,595
$
13,011,923
$
33,621,966
$
1.5x
18%
48,766,940
$
2.2x
82,388,906
$
1.9x
21%
16%
Euro
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-
1,367,146
€
2.1x
1,367,146
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008)
1,629,748
-
532,403
1.2x
65%
1,716,134
1.8x
2,248,537
1.6x
8%
5%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,140
469,301
2,999,189
1.8x
-
2,715,178
2.1x
5,714,367
1.9x
23%
17%
BREP Europe IV (Sep 2013 / Mar 2019)
6,699,620
2,115,651
6,411,668
1.3x
-
641,477
1.4x
7,053,145
1.3x
26%
13%
BREP Europe V (TBD)
5,878,298
5,939,667
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Euro BREP
18,236,978
€
8,524,619
€
9,943,260
€
1.4x
4%
6,439,935
€
1.9x
16,383,195
€
1.6x
16%
12%
BREP Co-Investment (h)
6,819,065
$
146,573
$
4,950,386
$
1.6x
42%
7,770,729
$
2.1x
12,721,115
$
1.9x
18%
15%
BREP Asia (Jun 2013 / Dec 2017)
5,079,554
2,717,330
3,229,118
1.4x
-
420,637
1.7x
3,649,755
1.4x
25%
15%
Total BREP
86,132,424
$
25,308,317
$
54,283,736
$
1.5x
16%
65,516,128
$
2.2x
119,799,864
$
1.8x
20%
16%
BPP (i)
11,946,027
$
3,584,314
$
9,938,325
$
1.2x
-
-
$
n/a
9,938,325
$
1.2x
n/a
15%
BREDS (j)
11,003,179
$
6,512,182
$
2,466,397
$
1.2x
-
5,966,987
$
1.3x
8,433,384
$
1.3x
13%
11%

Blackstone

Investment Records as of June 30, 2016
(a)
–
Continued
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to June 30, 2016 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful.
(f)
BCEP, or Blackstone Core Equity Partners, is a core private equity fund which invests with a more modest risk profile and longer hold period.
(g)
Returns for Other Funds and Co-Investment are not meaningful as these funds have limited transaction activity.
(h)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-
investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(i)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage.
(j)
Excludes Capital Trust drawdown funds.
(k)
BSCH,
or
Blackstone
Strategic
Capital
Holdings,
is
a
permanent
capital
vehicle
focused
on
acquiring
strategic
minority
positions
in
alternative asset
managers.
(l)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the six credit drawdown funds presented.
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Hedge Fund Solutions
BSCH (Dec 2013 / Jun 2020) (k)
3,300,600
$
2,755,702
$
549,925
$
1.0x
-

75,529
$
n/a
625,454
$
1.2x
n/a
4%
BSCH Co-Investment
75,500

31,237

44,495

1.0x
-

1,427

n/a
45,922

1.0x
n/a
2%
Total Hedge Fund Solutions
3,376,100
$
2,786,939
$
594,420
$
1.0x
-

76,956
$
n/a
671,376
$
1.2x
n/a
4%
Credit (l)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
99,280
$
454,287
$
1.7x
-

4,407,209
$
1.6x
4,861,496
$
1.6x
     n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000

1,631,725

3,007,903

1.1x
-

2,150,794

1.5x
5,158,697

1.2x
     n/a
13%
Rescue Lending I (Sep 2009 / May 2013)
3,253,143

474,202

1,269,119

1.1x
-

4,470,939

1.5x
5,740,058

1.4x
     n/a
11%
Rescue Lending II (Jun 2013 / Jun 2018)
5,125,000

2,490,529

2,989,347

1.1x
-

120,256

1.1x
3,109,603

1.1x
     n/a
11%
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,866

2,542,430

380,132

1.2x
-

98,205

1.4x
478,337

1.2x
     n/a
     n/m
Euro
European Senior Debt Fund (Feb 2015 / Feb 2018)
1,964,689
€
3,401,176
€
523,751
€
1.0x
-

142,288
€
1.2x
666,039
€
1.0x
     n/a
     n/m
Total Credit
19,621,419
$
11,016,873
$
8,682,663
$
1.1x
-

11,404,871
$
1.5x
20,087,534
$
1.3x
     n/a
14%

Blackstone

Reconciliation of GAAP to Non-GAAP Measures
Notes on page 26.
(Dollars in Thousands)
2Q'15
3Q'15
4Q'15
1Q'16
(m)
2Q'16
2Q'15 YTD
2Q'16 YTD
Net Income (Loss) Attributable to The Blackstone Group L.P.
134,168
$
(254,697)
$
200,870
$
159,753
$
198,626
$
763,616
$
358,379
$
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings
134,870
(247,318)
150,734
131,202
201,805
780,100
333,007
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
66,716
30,671
40,717
40,086
64,729
148,512
104,815
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
13,780
(12,520)
2,358
(6,401)
(2,049)
21,307
(8,450)
Net Income (Loss)
349,534
$
(483,864)
$
394,679
$
324,640
$
463,111
$
1,713,535
$
787,751
$
Provision for Taxes
43,251
1,573
46,230
9,146
47,415
142,595
56,561
Income (Loss) Before Provision for Taxes
392,785
$
(482,291)
$
440,909
$
333,786
$
510,526
$
1,856,130
$
844,312
$
Transaction-Related Charges
(a)
192,018
80,962
(15,279)
64,136
69,956
423,880
134,092
Amortization of Intangibles
(b)
24,720
30,624
23,287
23,208
23,208
50,619
46,416
(Income) Associated with Non-Controlling Interests of Consolidated Entities
(c)
(80,496)
(18,151)
(43,075)
(33,685)
(62,680)
(169,819)
(96,365)
Economic Income (Loss)
529,027
$
(388,856)
$
405,842
$
387,445
$
541,010
$
2,160,810
$
928,455
$
Taxes
(d)
(20,587)
(27,070)
29,849
(16,794)
(21,234)
(30,306)
(38,028)
Economic Net Income (Loss)
508,440
$
(415,926)
$
435,691
$
370,651
$
519,776
$
2,130,504
$
890,427
$
Taxes
(d)
20,587
27,070
(29,849)
16,794
21,234
30,306
38,028
Performance Fee Adjustment
(e)
(569,664)
639,349
(194,026)
(314,065)
(449,372)
(2,243,400)
(763,437)
Investment (Income) Loss Adjustment
(f)
(10,774)
136,131
11,435
26,650
(59,771)
(200,415)
(33,121)
Net Interest Loss
(g)
14,411
9,522
11,846
13,351
13,546
22,813
26,897
Performance Fee Compensation and Benefits Adjustment
(h)
215,441
(130,479)
75,782
106,075
180,723
619,257
286,798
Fee Related Earnings
178,441
$
265,667
$
310,879
$
219,456
$
226,136
$
359,065
$
445,592
$
Net Realized Performance Fees
(i)
725,433
357,114
505,540
186,733
250,265
1,658,222
436,998
Realized Investment Income (Loss)
(j)
136,497
87,526
86,993
(10,101)
53,670
244,289
43,569
Net Interest (Loss)
(g)
(14,411)
(9,522)
(11,846)
(13,351)
(13,546)
(22,813)
(26,897)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(k)
(20,587)
(27,070)
(25,819)
(16,794)
(31,588)
(37,581)
(48,382)
Equity-Based Compensation
(l)
28,547
17,819
12,280
22,024
18,522
72,945
40,546
Distributable Earnings
1,033,920
$
691,534
$
878,027
$
387,967
$
503,459
$
2,274,127
$
891,426
$
Interest Expense
45,437
44,981
46,511
48,432
48,779
84,290
97,211
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(k)
20,587
27,070
25,819
16,794
31,588
37,581
48,382
Depreciation and Amortization
6,715
6,719
6,852
6,292
6,331
13,642
12,623
Adjusted EBITDA
1,106,659
$
770,304
$
957,209
$
459,485
$
590,157
$
2,409,640
$
1,049,642
$

Blackstone

Reconciliation of GAAP to Non-GAAP Measures –
Notes
Note:
See page 32, Definitions and Distribution Policy.
(a)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated
CLO Entities.
(d)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss)
Before Provision for Taxes.
(e)
This adjustment removes from EI the total segment amount of Performance Fees.
(f)
This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g)
This adjustment represents Interest Income and Dividend Revenue less Interest Expense.
(h)
This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i)
Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto. Equals the sum of Net Realized Incentive Fees and Net Realized Carried Interest.
(j)
Represents the adjustment for Blackstone’s Realized Investment Income (Loss).
(k)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and the Payable Under Tax
Receivable Agreement.
(l)
Represents equity-based award expense included in EI, which excludes all transaction-related equity-based charges.
(m)
Blackstone adopted new GAAP stock compensation guidance in 2Q’16 as of January 1, 2016. Adoption changed Provision for Taxes,
Net Income, Net Income Attributable to The Blackstone Group L.P. and the number of GAAP Weighted-Average Units
Outstanding
-
Diluted in 1Q’16. Such amounts have been recast in this presentation from the amounts originally reported in 1Q’16.

Blackstone

Reconciliation of GAAP to Total Segment Measures
Notes on page 28.
Continued...
(Dollars in Thousands)
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
2Q'15 YTD
2Q'16 YTD
Fee Revenues
GAAP
Management and Advisory Fees, Net
616,768
$
574,132
$
703,596
$
648,009
$
608,906
$
607,823
$
1,190,900
$
1,216,729
$
Other
(5,641)
3,976
(813)
10,260
(5,612)
7,935
(1,665)
2,323
GAAP
611,127
$
578,108
$
702,783
$
658,269
$
603,294
$
615,758
$
1,189,235
$
1,219,052
$
Elimination Adjustment
(a)
3,764
12,649
5,043
1,662
3,659
5,008
16,413
8,667
Segment
Management and Advisory Fees, Net
619,763
586,784
708,667
649,691
613,201
612,220
1,206,547
1,225,421
Other
(4,872)
3,973
(841)
10,240
(6,248)
8,546
(899)
2,298
Total Segment
614,891
$
590,757
$
707,826
$
659,931
$
606,953
$
620,766
$
1,205,648
$
1,227,719
$
Performance Fees
GAAP
1,673,108
568,305
(638,108)
193,361
314,493
449,243
2,241,413
763,736
Elimination Adjustment
(a)
628
1,359
(1,241)
665
(428)
129
1,987
(299)
Total Segment
1,673,736
$
569,664
$
(639,349)
$
194,026
$
314,065
$
449,372
$
2,243,400
$
763,437
$
Investment Income (Loss)
GAAP
206,203
56,824
(79,346)
20,961
(8,508)
105,139
263,027
96,631
Consolidation and Elimination Adjustment
(b)
(16,562)
(46,050)
(56,785)
(32,396)
(18,142)
(45,368)
(62,612)
(63,510)
Total Segment
189,641
$
10,774
$
(136,131)
$
(11,435)
$
(26,650)
$
59,771
$
200,415
$
33,121
$
Interest and Dividend Revenue
GAAP
21,920
21,965
26,244
24,828
23,075
22,286
43,885
45,361
Elimination Adjustment
(c)
8,531
9,061
9,215
9,837
12,006
12,947
17,592
24,953
Total Segment
30,451
$
31,026
$
35,459
$
34,665
$
35,081
$
35,233
$
61,477
$
70,314
$
Total Revenues
GAAP
2,512,358
1,225,202
11,573
897,419
932,354
1,192,426
3,737,560
2,124,780
Consolidation and Elimination Adjustment
(d)
(3,639)
(22,981)
(43,768)
(20,232)
(2,905)
(27,284)
(26,620)
(30,189)
Total Segment
2,508,719
$
1,202,221
$
(32,195)
$
877,187
$
929,449
$
1,165,142
$
3,710,940
$
2,094,591
$
Compensation
GAAP
559,559
473,019
393,655
299,958
346,003
355,424
1,032,578
701,427
Consolidation Adjustment
(e)
(229,721)
(183,667)
(64,080)
(59,504)
(58,600)
(69,269)
(413,388)
(127,869)
Total Segment
329,838
$
289,352
$
329,575
$
240,454
$
287,403
$
286,155
$
619,190
$
573,558
$

Blackstone

Reconciliation of GAAP to Total Segment Measures –
Continued
This analysis reconciles the summarized components of Total Segments (pages 3-7) to their respective Total Segment amounts (page 13) and to their equivalent GAAP measures
as
reported
on
the
Consolidated
Statements
of
Operations
(page 1).
(a)
Represents the add back of the management and performance fees earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(b)
Represents the add back of investment income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation
and
the
inclusion
of
investment
income
on
non-consolidated
Blackstone
Funds
which
in
GAAP
is
recorded
as
Other
Income
(Loss)
-
Net
Gains
(Losses) from Fund Investment Activities.
(c)
Represents the elimination of inter-segment interest income and the related expense.
(d)
Represents the total consolidation and elimination adjustments for Total Revenues and Total Expenses, respectively.
(e)
Represents transaction-based equity compensation that is not recorded in the segments.
(f)
Represents the add back for the amortization of transaction based intangibles, which is not recorded in the segments, and the elimination of inter-segment interest expense.
(g)
Represents the reversal of Fund Expenses which are attributable to consolidated Blackstone Funds and not a component of the segments.
(h)
Represents the inclusion of Other Income (Loss) which is a consolidation amount not recorded in the segments.
(i)
Represents the total consolidation and elimination adjustment between GAAP and Total Segments.
(Dollars in Thousands)
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
2Q'15 YTD
2Q'16 YTD
Other Operating Expenses
GAAP
General, Administrative and Other
130,973
146,859
158,664
139,607
123,045
130,988
277,832
254,033
Interest Expense
31,370
37,414
36,860
38,878
37,356
36,878
68,784
74,234
GAAP
162,343
$
184,273
$
195,524
$
178,485
$
160,401
$
167,866
$
346,616
$
328,267
$
Consolidation and Elimination Adjustment
(f)
(19,061)
(15,872)
(37,959)
(23,376)
(11,875)
(10,612)
(34,933)
(22,487)
Total Segment
143,282
$
168,401
$
157,565
$
155,109
$
148,526
$
157,254
$
311,683
$
305,780
$
Total Expenses
GAAP
1,142,568
914,432
476,997
556,878
617,710
712,603
2,057,000
1,330,313
Less: GAAP Fund Expenses
(g)
(16,850)
(41,699)
(18,296)
(2,654)
(5,229)
(8,592)
(58,549)
(13,821)
Consolidation and Elimination Adjustment
(d)
(248,782)
(199,539)
(102,040)
(82,879)
(70,477)
(79,879)
(448,321)
(150,356)
Total Segment
876,936
$
673,194
$
356,661
$
471,345
$
542,004
$
624,132
$
1,550,130
$
1,166,136
$
GAAP Income (Loss) Before Provision for Taxes to Total Segment Economic Income (Loss)
GAAP
Revenues Less Expenses
1,369,790
310,770
(465,424)
340,541
314,644
479,823
1,680,560
794,467
Other Income (Losses)
(h)
93,555
82,015
(16,867)
100,368
19,142
30,703
175,570
49,845
Income (Loss) Before Provision for Taxes
1,463,345
392,785
(482,291)
440,909
333,786
510,526
1,856,130
844,312
Consolidation and Elimination Adjustment
(i)
168,438
136,242
93,435
(35,067)
53,659
30,484
304,680
84,143
Total Segment
1,631,783
$
529,027
$
(388,856)
$
405,842
$
387,445
$
541,010
$
2,160,810
$
928,455
$

Fee Earnings
Distributable Earnings
Economic Net Income

Blackstone

Walkdown of Financial Metrics
See page 30, Walkdown of Financial Metrics –
Calculation of Certain Non-GAAP Financial Metrics for the calculation of the amounts presented herein that are not the respective captions on page
13, Total Segments. 2Q’16 Fee Related Earnings per Unit is based on end of period DE Units Outstanding; 2Q’16 DE per Unit is based on DE attributable to Common Unit Holders (see page 19,
Unitholder Distribution) and end of period Total Common Units Outstanding; and 2Q’16 ENI per Unit is based on Weighted-Average ENI Adjusted Units. 2Q’16 YTD per Unit represents the sum of the last two quarters. See page 31, Unit Rollforward.
(Dollars in Thousands, Except per Unit Data)
0.75
$
Net Unrealized Incentive Fees
5,318
8,970
Net Unrealized Carried Interest
13,066
30,671
Unrealized Investment (Loss)
6,101
(10,448)
Add Back: Related Payables
10,354
10,354
Less: Equity-Based Compensation
(18,522)
(40,546)
Economic Net Income
519,776
$
0.44
$
890,427
$
0.75
$
2Q'16
2Q'16 YTD
Results
Per Unit
Results
Per Unit
Base Management Fees
593,996
$
1,180,699
$
Advisory Fees
1,277
1,758
Transaction and Other Fees, Net
32,343
78,461
Management Fee Offsets
(15,396)
(35,497)
Other Revenue
8,546
2,298
Compensation
(286,155)
(573,558)
Non-Interest Operating Expenses
(108,475)
(208,569)
Fee Related Earnings
226,136
$
0.19
$
445,592
$
0.37
$
Net Realized Incentive Fees
14,112
28,439
Net Realized Carried Interest
236,153
408,559
Realized Investment Income
53,670
43,569
Net Interest (Loss)
(13,546)
(26,897)
Taxes and Related Payables
(31,588)
(48,382)
Equity-Based Compensation
18,522
40,546
Distributable Earnings
503,459
$
0.42
$
891,426
$

Blackstone

Walkdown of Financial Metrics –
Calculation of Certain Non-GAAP Financial Metrics
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
Represents equity-based award expense included in Economic Income, which excludes all transaction-related equity-based charges.
(b)
See page 25, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(c)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(Dollars in Thousands)
2Q'16
YTD'16
Other Operating Expenses
157,254
$
305,780
$
Less: Interest Expense
(48,779)
(97,211)
Non-Interest Operating Expenses
108,475
$
208,569
$
Realized Incentive Fees
29,363
57,813
Less: Realized Incentive Fee Compensation
(15,251)
(29,374)
Net Realized Incentive Fees
14,112
$
28,439
$
Realized Carried Interest
323,734
554,643
Less: Realized Carried Interest Compensation
(87,581)
(146,084)
Net Realized Carried Interest
236,153
$
408,559
$
Interest Income and Dividend Revenue
35,233
70,314
Less: Interest Expense
(48,779)
(97,211)
Net Interest (Loss)
(13,546)
$
(26,897)
$
Equity-Based Compensation
(a)
18,522
$
40,546
$
Taxes and Related Payables
(b)
(31,588)
$
(48,382)
$
Unrealized Incentive Fees
8,007
15,107
Less: Unrealized Incentive Fee Compensation
(2,689)
(6,137)
Net Unrealized Incentive Fees
5,318
$
8,970
$
Unrealized Carried Interest
88,268
135,874
Less: Unrealized Carried Interest Compensation
(75,202)
(105,203)
Net Unrealized Carried Interest
13,066
$
30,671
$
Related Payables
(c)
10,354
$
10,354
$

Blackstone

Unit Rollforward
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.
(a)
See page 26 note (m) for information on the 1Q’16 GAAP Weighted-Average Units Outstanding - Diluted.
2Q'15
3Q'15
4Q'15
1Q'16
(a)
2Q'16
Total GAAP Weighted-Average Common Units Outstanding -
Basic
631,881,205
638,832,799
641,134,086
644,897,849
646,933,698
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
2,311,444
-
1,794,046
1,332,772
1,309,402
Weighted-Average Blackstone Holdings Partnership Units
-
-
547,495,655
-
546,235,112
Total GAAP Weighted-Average Units Outstanding -
Diluted
634,192,649
638,832,799
1,190,423,787
646,230,621
1,194,478,212
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
-
1,913,028
-
-
-
Weighted-Average Blackstone Holdings Partnership Units
555,641,388
550,983,910
-
548,042,780
-
Weighted-Average Economic Net Income Adjusted Units
1,189,834,037
1,191,729,737
1,190,423,787
1,194,273,401
1,194,478,212
Economic Net Income Adjusted Units, End of Period
1,190,864,027
1,191,328,573
1,190,361,741
1,194,083,538
1,194,567,513
Total Common Units Outstanding
630,414,455
635,440,608
637,410,828
643,789,108
645,810,990
Adjustments:
Blackstone Holdings Partnership Units
545,861,003
549,317,005
546,844,892
543,969,293
542,206,078
Distributable Earnings Units Outstanding
1,176,275,458
1,184,757,613
1,184,255,720
1,187,758,401
1,188,017,068

Blackstone

Definitions and Distribution Policy
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its four segments. EI represents segment net income before taxes excluding transaction-related charges.
Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes.
•
Blackstone uses Fee Related Earnings, or “FRE”, which is derived from EI, as a measure to highlight earnings from operations excluding: (a) the income related to performance fees and related carry plan costs and (b) income earned from Blackstone’s investments in the Blackstone Funds.
Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, Carried Interest and incentive fee compensation), and (b) non-interest operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the
Blackstone Holdings partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the
Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of: (a) Total Management and Advisory Fees, (b) Interest and
Dividend Revenue, (c) Other Revenue, (d) Realized Performance Fees, and (e) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized Performance Fee Compensation, (c) Other Operating Expenses, and (d) Taxes and Related
Payables Under the Tax Receivable Agreement. DE is reconciled to Blackstone’s Consolidated Statement of Operations.
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a supplemental non-GAAP measure derived from segment reported results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents DE plus the addition of (a) Interest Expense, (b) Taxes and Related Payables Including Payable Under Tax Receivable Agreement, and (c) Depreciation and
Amortization.
Distribution Policy. Blackstone’s intention is to distribute quarterly to common unitholders approximately 85% of The Blackstone Group L.P.’s share of
Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change its distribution policy at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are
not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2015, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.